PRIVATE PLACEMENT	12 Months Ended
Dec. 31, 2023
CIK 0001841024 L Catterton Asia Acquisition Corp
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 5,000,000 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $7,500,000, in a private placement. Simultaneously with the closing of the exercise of the overallotment option, the Company completed the sale of an additional 486,784 Private Placement Warrants to the Sponsor, at a purchase price of $1.50 per Private Warrant, generating gross proceeds of $730,176. A portion of the proceeds from the sales of Private Placement Warrants were added to the proceeds from the IPO held in the Trust Account.

The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or saleable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company (except as described in Note 7) so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, have the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO.